UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
May 14, 2007
(Date of report; date of
earliest event reported)
Commission file number: 0-51438
RESIDENTIAL CAPITAL, LLC
(Exact name of registrant as specified in its charter)

Delaware	20-1770738
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)
8400 Normandale Lake Boulevard
Minneapolis, Minnesota
55437
(Address of principal executive offices)
(Zip Code)
(952) 857-7000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01(c) Financial Statements and Exhibits
SIGNATURES
Exhibits
Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm
Items 1, 7 and 8 of Residential Capital, LLC's Annual Report on Form 10-K for the year ended December 31, 2006

Item 8.01 Other Events

We have revised our reporting segments to reflect how our chief operating decision maker decides to allocate resources and assess performance effective for the quarter ended March 31, 2007. Specifically, we have consolidated our previously reported GMAC Residential and Residential Capital Group segments into one reportable segment: Residential Finance Group.

The information in this Current Report on Form 8-K affects only disclosures related to segment results, and does not impact the consolidated financial position, results of operations or cash flows for the years ended December 31, 2006, 2005 and 2004 of Residential Capital, LLC (the Company) as reported in the 2006 Annual Report on Form 10-K filed on March 13, 2007.

As required by Statement of Financial Accounting Standards No. 131, Disclosures about Segments of an Enterprise and Related Information, consolidated financial statements issued by the Company in the future will reflect modifications to our reportable segment information resulting from this revision, including reclassifications of all comparative prior period segment information. In this Current Report on Form 8-K, we are providing the reclassification of our segment information for the years ended December 31, 2006, 2005 and 2004.

Item 9.01(c) Financial Statements and Exhibits

(C) Exhibits

The following exhibits are filed herewith:

23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.

99.1	Items 1, 7 and 8 of Residential Capital, LLC’s Annual Report on Form 10-K for the year ended December 31, 2006, including audited Consolidated Balance Sheets for the years ended December 31, 2006, and 2005, and related Consolidated Statements of Income, Changes in Equity and Cash Flows for each of the three years in the period ended December 31, 2006, revised to reflect the revisions to our reportable segments described herein. Also included is the report of our independent registered public accounting firm dated March 9, 2007 (May 14, 2007, as to Note 26).

These financial statements, conformed to reflect the 2007 revision in segments, are our historical financial statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESIDENTIAL CAPITAL, LLC (Registrant)
Dated: May 14, 2007	/s/ James N. Young James N. Young Chief Accounting Officer and Controller

Exhibits

The following exhibits are filed herewith:

23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.

99.1	Items 1, 7 and 8 of Annual Report on Form 10-K for the year ended December 31, 2006, including audited Consolidated Balance Sheets for the years ended December 31, 2006, and 2005, and related Consolidated Statements of Income, Changes in Equity and Cash Flows for each of the three years in the period ended December 31, 2006, revised to reflect the revisions to our reportable segments described herein. Also included is the report of our independent registered public accounting firm dated March 9, 2007 (May 14, 2007, as to Note 26).